SECURITY AGREEMENT

                                     made by

                              NUI UTILITIES, INC.,
                                   as Grantor

                                       to

                           CREDIT SUISSE FIRST BOSTON,
                             Cayman Islands Branch,
                               as Collateral Agent

                            -------------------------

                           Dated as of August 20, 2004

                            -------------------------
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                                TABLE OF CONTENTS

                                                                            Page

SECTION 1.   Certain Definitions; Rules of Construction........................1
SECTION 2.   Pledge and Grant of Security Interest.............................3
SECTION 3.   Security for Secured Obligations..................................3
SECTION 4.   Grantor Remains Liable............................................3
SECTION 5.   Representations and Warranties....................................3
SECTION 6.   Further Assurances................................................5
SECTION 7.   As to Receivables.................................................6
SECTION 8.   Collateral Agent Appointed Attorney-in-Fact.......................7
SECTION 9.   Collateral Agent May Perform......................................8
SECTION 10.  The Collateral Agent's Duties.....................................8
SECTION 11.  Remedies..........................................................8
SECTION 12.  Costs; Indemnity..................................................9
SECTION 13.  Waivers; Amendments..............................................10
SECTION 14.  Notices; Etc.....................................................10
SECTION 15.  Survival.........................................................10
SECTION 16.  Severability.....................................................11
SECTION 17.  Security Interest Absolute; Continuing Security Interest;
             Release..........................................................11
SECTION 18.  Reinstatement....................................................12
SECTION 19.  GOVERNING LAW; TERMS.............................................12
SECTION 20.  CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL....................12
SECTION 21.  Headings.........................................................13
SECTION 22.  Counterparts.....................................................13
SECTION 23.  Effectiveness....................................................13

Schedules and Appendices

Schedule 5(b)  Filing Office Locations
Schedule 5(c)  Places of Business and Locations of Collateral

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     This SECURITY AGREEMENT, dated as of August 20, 2004 (this
"Agreement"), is made by NUI UTILITIES, INC., a corporation organized under the laws of the State of New Jersey (the "Grantor"), to CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as collateral agent (the "Collateral Agent") for the Secured Parties (as defined below).

                             PRELIMINARY STATEMENTS

     1. Reference is made to the Credit Agreement, dated as of August 20, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Grantor, the financial institutions from time to time parties thereto (each, a "Lender" and collectively, the "Lenders") and Credit Suisse First Boston, acting through its Cayman Islands Branch, as administrative agent (the "Administrative Agent") for the Lenders.

     2. The Grantor's authentication and delivery of this Agreement is a condition precedent to the making of the extensions of credit contemplated under the Credit Agreement.

     NOW, THEREFORE, in consideration of the foregoing and in order to induce the Lenders to enter into the Credit Agreement, to make available the Loans and other extensions of credit (if any), and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Certain Definitions; Rules of Construction. For all purposes of this Agreement, (i) capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement and (ii) "include" and "including" are not limiting, a reference to a law includes any amendment or modification to such law and any rules or regulations issued thereunder or any law enacted in substitution or replacement therefore and the other rules of construction or interpretation set forth in the Credit Agreement shall apply to the interpretation of this Agreement. Except for the terms defined in this Agreement or in the Credit Agreement, all terms defined in Article 8 or 9 of the UCC (as defined below) which are used in this Agreement shall have the meaning specified in such Articles.

     In addition, the following terms shall have the meaning herein specified:

     "Administrative Agent" has the meaning given in the preliminary statements to this Agreement.

     "Agreement" has the meaning given in the first paragraph of this Agreement.

     "Collateral" has the meaning given in Section 2 of this Agreement.

     "Collateral Agent" has the meaning given in the first paragraph of this Agreement.
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     "Contract" means any instrument, agreement, invoice or other writing pursuant to which a Receivable arises or which evidences such Receivable.

     "Credit Agreement" has the meaning given in the preliminary statements to this Agreement.

     "Effective Date" means the date, on or after the date that the NJBPU Approval and the FPSC Approval have been obtained, that the Borrower receives the proceeds of the Loans under the Credit Agreement.

     "Lenders" has the meaning given in the preliminary statements to this Agreement.

     "Receivables" means accounts (as defined in Section 9-102(a)(2) of the UCC).

     "Records" means, with respect to any Receivable, all documents, books, records and other information (including, without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights but excluding Contracts) relating to such Receivable.

     "Secured Obligations" means (a) each and every obligation, covenant and agreement of the Borrower now or hereafter existing contained in the Credit Agreement or any other Loan Document, whether for principal, reimbursement obligations, interest, premium, fees, late charges, expenses or otherwise, and any amendments or supplements thereto, extensions or renewals thereof or replacements therefore (and each and every obligation, covenant and agreement of the Grantor now or hereafter existing contained herein), (b) all Hedging Obligations of the Borrower contained in any agreement between the Borrower and the Administrative Agent (or an Affiliate of the Administrative Agent), (c) all sums advanced in accordance with the Collateral Documents by the Collateral Agent to protect any of the Collateral purported to be covered thereby, (d) any amounts paid by any person as to which amounts such person has a right to reimbursement against the Borrower under the Credit Agreement or hereunder and
(e) amounts paid by the Collateral Agent in preservation of Collateral Agent's rights or interests in the Collateral in accordance herewith or with the Collateral Documents, together with interest on the amounts referred to in clauses (a) through (e) above, such interest to accrue from the 15th day following written demand delivered to the Grantor for the payment of such amounts (unless expressly stated otherwise under the Loan Documents or the agreements referred in clause (b) above) until reimbursement in full at the interest rate set forth in the Credit Agreement for overdue amounts, in each case whether direct or indirect, joint or several, absolute or contingent, liquidated or unliquidated, now or hereafter existing, renewed or restructured, whether or not from time to time decreased or extinguished and later increased, created or incurred, and including all indebtedness of the Borrower under any instrument now or hereafter evidencing or securing any of the foregoing.

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     "Secured Parties" means the Lenders, the Administrative Agent (and its
Affiliates in connection with Borrower's Hedging Obligations to such Affiliates, as the case may be) and the Collateral Agent.

     "UCC" means the Uniform Commercial Code of the State of New York.

     SECTION 2. Pledge and Grant of Security Interest. As security for the prompt and complete payment and performance of all Secured Obligations, the Grantor hereby pledges and hypothecates to the Collateral Agent for the equitable and ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent for the equitable and ratable benefit of the Secured Parties, effective as of the Effective Date, a security interest in, and lien on, all of the Grantor's right, title and interest, whether now owned, hereafter acquired or hereafter arising, in and to the following (collectively, the "Collateral"):

          (a) all Receivables, other than those due from affiliates of the Grantor;

          (b) all Contracts; and

          (c) all cash proceeds of any and all of the foregoing.

     SECTION 3. Security for Secured Obligations. This Agreement secures the prompt and complete payment and performance of all Secured Obligations. Without limiting the generality of the foregoing, to the extent permitted by applicable law, this Agreement also secures the payment of all amounts which constitute part of the Secured Obligations and which would be owed by the Grantor to the Secured Parties but for the fact that a claim therefor may not be allowable in a bankruptcy, insolvency, reorganization or similar proceeding involving the Grantor.

     SECTION 4. Grantor Remains Liable. Anything herein to the contrary notwithstanding, (a) the Grantor shall remain liable under all instruments, contracts, permits, agreements, licenses and other general intangibles included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed (and the Grantor agrees to indemnify and hold harmless the Collateral Agent and the other Secured Parties from and against any and all liabilities for such performance), (b) the exercise by the Collateral Agent of any of the rights hereunder shall not release the Grantor from any of its duties or obligations under any instrument, contract, permit, agreement, license or other general intangible included in the Collateral, and (c) neither the Collateral Agent nor any Secured Party shall have any obligation or liability under any instrument, contract, permit, agreement, license or other general intangible included in the Collateral by reason of this Agreement, nor shall the Collateral Agent or any Secured Party be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

     SECTION 5. Representations and Warranties. The Grantor represents and warrants as follows:

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     (a) The Grantor is a corporation duly formed solely under the laws of the
State of New Jersey and no other state or jurisdiction and is validly existing and in good standing thereunder. The Grantor is in compliance with and not in default under any and all applicable laws and material contractual obligations, except as would not individually or in the aggregate, have a Material Adverse Effect. The execution, delivery and performance by the Grantor of this Agreement are within its power, have been duly authorized by all necessary action and do not contravene in any material respect its charter, bylaws or other organizational agreements, or, except as would not individually or in the aggregate have a Material Adverse Effect, any applicable law or contractual obligation binding on or affecting the Grantor or any of its properties or assets. This Agreement has been duly executed and delivered by the Grantor and constitutes a legal, valid and binding agreement of the Grantor enforceable in accordance with its terms except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought at equity or at law).

     (b) This Agreement creates a valid security interest in the Collateral, securing the payment of the Secured Obligations. The Grantor is a "registered organization" as defined in Article 9 of the UCC and, for purposes of such article, is "located" in the State of New Jersey. Upon the filing of the financing statements in the public offices set forth on Schedule 5(b) attached hereto, the security interests granted or purported to be granted hereby in the Collateral shall be perfected to the extent any such security interest may be perfected by the filing of a financing statement.

     (c) On the date hereof: (i) the principal place of business and chief executive office (or, if the Grantor has, and has had, only one place of business, the place of business) of the Grantor for the five years preceding the date of this Agreement, the office where the Grantor keeps all Records (and its other records concerning Receivables and other Collateral), and the originals of all chattel paper that evidences Receivables, and each other place of business of the Grantor, are located at the addresses specified on Schedule 5(c) attached hereto; (ii) no Receivable in excess of $25,000 is evidenced by a promissory note, other instrument or chattel paper; (iii) except as set forth on Schedule 5(c), the Grantor does not conduct, and at no time during the past five years has conducted, any business under any name or trade name other than its proper corporate name, which is the name set forth in the first paragraph of this Agreement; (iv) the taxpayer identification number, and jurisdiction of organization identification number (if any), are set forth in Schedule 5(c); and
(v) except as set forth in Schedule 5(c), the Grantor has not changed (including by way of merger and consolidation as well as any changes in the form, nature or jurisdiction of organization) its name, identity or corporate structure in any way within the past five years.

     (d) The Grantor is the legal and beneficial owner of the Collateral in existence on the Effective Date and will be the legal and beneficial owner of the Collateral thereafter acquired, free and clear of any Encumbrance, except for Encumbrances of the type set forth in clauses (i), (ii), (iv) or (xi) of the definition of "Permitted Encumbrances" (as such term is defined in the Credit Agreement). Other than

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the Permitted Encumbrances referred to in the preceding sentence, the Grantor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral. On the Effective Date, the Grantor is not aware of any judgment or tax lien filings against it (nor of any other Encumbrance against the Collateral of the type set forth in clause (ii) or (iv) of the definition of "Permitted Encumbrances"). The Grantor has not authorized the filing of, and is not aware of any filing of, any financing statement or other document or record similar in effect covering all or any part of the Collateral in any recording office, except such as may have been filed in favor of the Collateral Agent relating to this Agreement or the other Collateral Documents.

     (e) Except for the filings and actions described in Section 5(b) hereof, no consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required (i) for the grant by the Grantor of the lien and security interest granted hereby or for the execution, delivery or performance of this Agreement by the Grantor, (ii) for the validity, perfection or maintenance of the lien and security interest created hereby, in each case, except for security interests that cannot be perfected by filing under the UCC or (iii) for the exercise by the Collateral Agent of the rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except also for those which have been duly obtained or made and, in the case of the maintenance of perfection, for the filing of continuation statements under the UCC.

     SECTION 6. Further Assurances.(a) The Grantor agrees that from time to time, at the expense of the Grantor, the Grantor will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary, or that the Collateral Agent may reasonably request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Grantor will: (i) if any Collateral shall be evidenced by a promissory note or other instrument or chattel paper and such Collateral has a value in excess of $25,000, promptly give the Collateral Agent notice thereof, and if thereafter requested to do so by the Collateral Agent, deliver to the Collateral Agent hereunder such note or instrument or chattel paper, in pledge, duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Collateral Agent, provided, however, that, if no Event of Default or Potential Default has occurred and is continuing, the Collateral Agent will return any such promissory note or other instrument or chattel paper to the Grantor in connection with the repayment, enforcement or settlement of such promissory note or other instrument or chattel paper promptly after request from the Grantor; and (ii) execute, or otherwise authenticate (as necessary) and file, with a copy thereof to the Collateral Agent, such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary, or as the Collateral Agent may reasonably request, in order to perfect and preserve the pledge, security interest and lien granted or purported to be granted hereby.

     (b) The Grantor hereby authorizes the Collateral Agent to execute and file one or more financing statements, continuation statements, amendments,

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memorandums or other records with the applicable Governmental Authority for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest and lien granted by this Agreement with respect to the Collateral, without the signature of the Grantor, and naming the Grantor as debtor and the Collateral Agent as Secured Party (in each case, to the extent permitted by applicable law). A photocopy or other reproduction of this Agreement or any security agreement or financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by applicable law.

     (c) The Grantor will at its expense furnish to the Collateral Agent from time to time, statements and schedules further identifying and describing (in reasonable detail) the Collateral and such other reports and information in connection with the Collateral as the Collateral Agent may reasonably request.

     SECTION 7. As to Receivables.(a) The Grantor shall not change its name or jurisdiction of organization without giving at least thirty (30) days prior written notice thereof to the Administrative Agent and the Collateral Agent; provided, however, that in no event shall the Grantor change its jurisdiction of organization to a jurisdiction outside the continental United States. The Grantor shall keep its chief executive office and the office where it keeps all Records (and its other records concerning the Receivables and other Collateral), and the original copies of all chattel paper, at the location therefor specified in Section 5(c) hereof or, upon 10 days prior written notice to the Collateral Agent, at any other location in a jurisdiction (within the continental United States) where all actions required by Section 6 hereof to protect, preserve and maintain the lien and security interest created hereby and the priority thereof shall have been taken with respect to the Receivables. The Grantor will hold and preserve such records, and chattel paper and will permit representatives of the Collateral Agent at any time during normal business hours to inspect, copy and/or make abstracts from such records, and chattel paper.

     (b) Except as otherwise provided in this subsection (b), the Grantor shall continue to collect, at its own expense, all amounts due or to become due to the Grantor in respect of the Collateral, and shall do so, in all material respects, in accordance with applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Grantor's credit and collection policies and practices relating to Contracts and Receivables. The Grantor shall give the Collateral Agent prompt notice of any material change to such credit and collections policies and practices after the Effective Date. In connection with such collections, the Grantor may take (and following the occurrence of and during the continuance of an Event of Default at the Collateral Agent's direction shall take) such action as the Grantor may deem necessary or advisable (or following the occurrence of and during the continuance of an Event of Default, such action as the Collateral Agent may deem necessary) to enforce collection of the Receivables and amounts due under any Receivable. The Grantor agrees and confirms that, if directed to do so by the Collateral Agent during the continuation of an Event of Default, it will notify each party to a Contract and each account debtor or obligor under the Receivables of the assignment thereof to the Collateral Agent, and will instruct each of them that all payments due or to become due and all amounts payable to the Grantor

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thereunder shall, until such time as no Event of Default exists, be made to an account specified by the Collateral Agent.

     SECTION 8. Collateral Agent Appointed Attorney-in-Fact. The Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as the Grantor's true and lawful agent and attorney-in-fact, and in such capacity the Collateral Agent shall have the right, with power of substitution for the Grantor and in the Grantor's name or otherwise, for the use and benefit of the Collateral Agent and the Secured Parties, upon the occurrence and during the continuance of an Event of Default (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of the Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Receivables to any account debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require the Grantor to notify, account debtors to make payment directly to the Collateral Agent; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent or any Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent or any Secured Party, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken or omitted to be taken under this Section by the Collateral Agent or any Secured Party with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of the Grantor or to any claim or action against the Collateral Agent or any Secured Party except to the extent any such action or omission constitutes gross negligence or willful misconduct on the part of the Collateral Agent or such Secured Party, as applicable. It is understood and agreed that the appointment of the Collateral Agent as the agent and attorney-in-fact of the Grantor for the purposes set forth above is coupled with an interest and is irrevocable. The provisions of this Section shall in no event relieve the Grantor of any of its obligations hereunder or under any other Loan Document with respect to the Collateral or any part thereof or impose any obligation on the Collateral Agent or any Secured Party to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Collateral Agent or any Secured Party of any other or further right which it may have on the date of this Agreement or hereafter, whether hereunder, under any other Loan Document, by law or otherwise.

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     SECTION 9. Collateral Agent May Perform. If an Event of Default has
occurred and is continuing and either the Grantor has failed to perform hereunder or under any instrument, contract, permit, license, agreement or other general intangible included in the Collateral, the Collateral Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Collateral Agent incurred in connection therewith shall be payable by the Grantor in accordance with Section 12 hereof. The Collateral Agent shall use its good faith efforts to give reasonable prior or contemporaneous notice to the Grantor in connection with the exercise by the Collateral Agent of its rights under this Section; provided that the failure to give any such notice shall not limit the Collateral Agent's right to exercise any such right or expose the Collateral Agent to any liability hereunder.

     SECTION 10. The Collateral Agent's Duties. The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its physical possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral and no such duties shall be implied as arising hereunder. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords or would accord its own property and no such duties shall be implied as arising hereunder. Notwithstanding any provision of this Agreement to the contrary, the Collateral Agent shall not be required to make any request, demand or determination, take or omit to take any action or do any other discretionary function to be done by it under this Agreement unless it has been directed to do so in writing by the Administrative Agent (acting at the direction of the Required Lenders or all Lenders, as applicable).

     SECTION 11. Remedies. If any Event of Default shall have occurred and be continuing:

          (a) The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon a default under the Uniform Commercial Code as in effect in any relevant jurisdiction the laws of which govern the perfection of the relevant security interests hereunder to enforce this Agreement and the security interests contained herein, and also may, (i) require the Grantor to, and the Grantor hereby agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent which is reasonably convenient to both parties and (ii) without notice, except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other

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     terms as the Collateral Agent may deem commercially reasonable. The Grantor agrees that to the extent a notice of sale shall be required by law, at least ten days notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of whether a notice of sale shall have been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) Any cash held by the Collateral Agent as Collateral and all cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of, the Collateral may in the discretion of the Collateral Agent be held by the Collateral Agent as security for, and may then or at any time thereafter be applied in whole or in part by the Collateral Agent for the benefit of the Secured Parties against, performance of all or any part of the Secured Obligations in accordance with the terms of the Credit Agreement. Any excess of such cash or cash proceeds and interest accrued thereon held by the Collateral Agent and remaining after payment in full of the principal of and interest on any Loans and Fees payable under the Credit Agreement (and any other Obligation for which demand for payment has been made or which is otherwise then due and payable) shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such excess.

     SECTION 12. Costs; Indemnity. The Grantor hereby agrees to pay within 30 days following demand to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees, disbursements and other reasonable charges of its counsel and, upon the occurrence and during the continuation of an Event of Default, of any experts or agents, which the Collateral Agent may incur in connection with (i) the administration of this Agreement (including the customary fees and charges of the Collateral Agent for any audits conducted by it or on its behalf with respect to the Receivables upon the occurrence and during the continuation of an Event of Default), (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral, (iii) the exercise, enforcement or protection of any of the rights of the Collateral Agent hereunder or (iv) the failure of the Grantor to perform or observe any of the provisions hereof. Without limitation of its indemnification obligations under the other Loan Documents, the Grantor agrees to indemnify the Collateral Agent, its affiliates and their respective officers, directors, employees, advisors, agents and the control persons (each, an "Indemnitee") against, and hold each of them harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable fees, disbursements and other charges of counsel, incurred by or asserted against any of them arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating hereto or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent

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that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or such Indemnitee's agents or affiliates. Any such amounts payable as provided hereunder shall be additional Secured Obligations secured hereby and by the other Collateral Documents. Notwithstanding any other provision of this Agreement, neither the Collateral Agent nor any other Indemnitee shall be liable for any damages arising from the use by others of information or other materials obtained through electronic, telecommunications or other information transmission systems or for any indirect, special, punitive or consequential damages in connection with its activities hereunder or related to the Collateral. The provisions of this Section shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any Lender. All amounts due under this Section shall be payable on written demand therefor.

     SECTION 13. Waivers; Amendments. No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder, and of the Collateral Agent, the Agent and the Lenders under the other Loan Documents, are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No notice to or demand on the Grantor in any case shall entitle the Grantor to any other or further notice or demand in similar or other circumstances. No waiver of any provisions of this Agreement or consent to any departure by the Grantor therefrom shall in any event be effective unless the same shall be permitted by the next succeeding sentence, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Neither this Agreement nor any provision hereof may be waived, amended or modified except (i) pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantor and (ii) with any consent required under Section 9.1 of the Credit Agreement.

     SECTION 14. Notices; Etc. All notices and other communications provided for hereunder shall be given and shall be effective as provided in Section 9.3 of the Credit Agreement. All such notices and other communications to the Collateral Agent shall be directed to the address of the Administrative Agent.

     SECTION 15. Survival. All agreements, statements, representations and warranties made by the Grantor herein or in any certificate or other instrument delivered by the Grantor or on its behalf under this Agreement shall be considered to have been relied upon by the Collateral Agent and the Secured Parties and shall survive the making of the Loans and the execution and delivery of this Agreement and the other Loan Documents regardless of any investigation made by the Collateral Agent or any Secured Party or on their behalf.

     SECTION 16. Severability. Any provision hereof that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and without affecting the validity or enforceability of any provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 17. Security Interest Absolute; Continuing Security Interest; Release.(a) All rights of the Collateral Agent hereunder, the security interest and lien granted hereby, and all obligations of the Grantor hereunder shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, other than as expressly provided in any amendment or waiver hereof or any consent to any departure herefrom, (iii) any exchange, release or non-perfection of any Encumbrance on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Secured Obligations, or (iv) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Grantor in respect of the Secured Obligations or this Agreement (other than the indefeasible payment in full of all of the Secured Obligations).

     (b) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the principal of and accrued interest on the Loans (and any other Secured Obligation for which demand for payment has been made or which is otherwise then due and payable) shall have been repaid in full, (ii) be binding upon the Grantor, its successors and assigns; provided, that the Grantor may not transfer or assign any or all of its rights or obligations hereunder except as provided in Section 9.5 of the Credit Agreement and (iii) inure to the benefit of, and be enforceable by, the Collateral Agent, the Secured Parties and their respective successors, transferees and permitted assigns. Without limiting the generality of the foregoing clause (iii), any Secured Party may assign or otherwise transfer all or any portion of its rights in the Secured Obligations to the extent and in the manner provided in the Credit Agreement and such assignee shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party herein or otherwise. Upon the payment of in full the principal of and accrued interest on the Loans (and any other Secured Obligation for which demand for payment has been made or which is otherwise then due and payable), the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Grantor. Upon such termination, the Collateral Agent will, at the Grantor's expense, execute (or otherwise authenticate) and deliver to the Grantor such documents or records as the Grantor shall reasonably request to evidence such termination and/or transfer to the Grantor any Collateral (or rights or interests therein) in the Collateral Agent's possession or under its control.

                                       11
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     (c) If the Grantor requests the release of the security interest and lien hereof on any Collateral to be sold or otherwise disposed of in a transaction permitted under the terms of the Credit Agreement and delivers to the Collateral Agent a certificate to the effect that such sale or other disposition and the application of the proceeds thereof will comply with the terms of the Credit Agreement, then the Collateral Agent, if satisfied in good faith that such certificate is delivered in accordance with the terms of this Section, shall without the consent of any Lender, execute and deliver all such instruments, releases, financing statements or other agreements, and take all such further actions, as the Grantor may reasonably request (and at the Grantor's expense), which are necessary to effectuate the release of such Collateral substantially simultaneously with or at any time after the completion of such sale or other disposition.

     SECTION 18. Reinstatement. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Collateral Agent in respect of the Secured Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Grantor or upon the appointment of any intervenor or conservator of, or trustee or similar official for, the Grantor or any substantial part of its assets, or otherwise, all as though such payments had not been made.

     SECTION 19. GOVERNING LAW; TERMS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK EXCEPT TO THE EXTENT THAT THE CREATION, VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

     SECTION 20. CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. EACH PARTY HERETO (i) IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN, NEW YORK CITY IN ANY ACTION ARISING OUT OF THIS AGREEMENT, (ii) AGREES THAT ALL CLAIMS IN SUCH ACTION MAY BE DECIDED IN SUCH COURT, (iii) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM AND (iv) CONSENTS TO THE SERVICE OF PROCESS BY MAIL. A FINAL JUDGMENT IN ANY SUCH ACTION SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PARTY TO SERVE LEGAL PROCESS IN ANY MANNER PERMITTED BY LAW OR AFFECT ITS RIGHT TO BRING ANY ACTION IN ANY OTHER COURT. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                                       12
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     SECTION 21. Headings. Article and Section headings used herein and preliminary statements are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

     SECTION 22. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed signature page by facsimile transmission shall be as effective as delivery of a manually executed counterpart.

     SECTION 23. Effectiveness. Notwithstanding anything in this Agreement to the contrary, this Agreement shall not become effective until the occurrence of the Effective Date.

                                       13
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     IN WITNESS WHEREOF, the Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                     NUI UTILITIES, INC.

                                     By:/s/ Victor A. Fortkiewicz
                                        ----------------------------------------
                                        Name: Victor A. Fortkiewicz
                                        Title:President

                                     Agreed and Accepted:

                                     CREDIT SUISSE FIRST BOSTON,
                                     acting through its Cayman Islands Branch

                                     By:/s/ Dana F. Klein
                                        ----------------------------------------
                                        Name: Dana F. Klein
                                        Title:Managing Director


                                     By:/s/ S. William Fox
                                        ----------------------------------------
                                        Name: S. William Fox
                                        Title:Director